UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2006

SAIC, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-33072	20-3562868
(Commission File Number)	(I.R.S. Employer Identification No.)

10260 Campus Point Drive, San Diego, CA 92121

(Address of Principal Executive Offices) (Zip Code)

(858) 826-6000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On October 16, 2006, in connection with the transactions described below under Item 2.01, Completion of Acquisition or Disposition of Assets, Old SAIC and New SAIC (each as defined in Item 2.01) entered into a certain Assignment and Assumption Agreement pursuant to which New SAIC agreed to assume and perform certain obligations of Old SAIC with respect to (i) those certain Indemnification Agreements entered into between Old SAIC and its directors and executive officers beginning November 21, 2005 and (ii) those certain Severance Protection Agreements entered into between Old SAIC and its directors and executive officers beginning September 1, 2005.

The description set forth above is qualified in its entirety by reference to the complete text of the Assignment and Assumption Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K (“Current Report”), the terms of which are incorporated into this Current Report by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets

On October 16, 2006, pursuant to an Agreement and Plan of Merger (the “Merger Agreement”), as amended and restated July 24, 2006, by and among Science Applications International Corporation (“Old SAIC”), SAIC, Inc., a newly-formed Delaware corporation and wholly-owned subsidiary of Old SAIC (“New SAIC”) and SAIC Merger Sub, Inc., a newly-formed Delaware corporation and wholly-owned subsidiary of New SAIC (“SAIC Merger Sub”), SAIC Merger Sub merged with and into Old SAIC (the “Reorganization Merger”). As a result of the Reorganization Merger, Old SAIC became a wholly-owned subsidiary of New SAIC.

Pursuant to the Reorganization Merger, each share of outstanding class A common stock of Old SAIC (“Old SAIC Class A Common Stock”) was converted into the right to receive two shares of class A preferred stock of New SAIC (“New SAIC Class A Preferred Stock”) and each share of Old SAIC class B common stock (“Old SAIC Class B Common Stock”) was converted, subject to the exercise of appraisal rights, into the right to receive 40 shares of New SAIC Class A Preferred Stock. The Old SAIC Class A Common Stock and the Old SAIC Class B Common Stock are sometimes collectively referred to as the “Old SAIC Common Stock.”

The issuance of the New SAIC Class A Preferred Stock pursuant to the Reorganization Merger was registered under the Securities Act of 1933, as amended, pursuant to New SAIC’s Registration Statement on Form S-4 (File No. 333-128022) (the “S-4 Registration Statement”) filed with the Securities and Exchange Commission (“SEC”) on September 1, 2005 and declared effective on July 26, 2006. The definitive proxy statement/prospectus of New SAIC dated August 1, 2006 that forms a part of the S-4 Registration Statement (the “Proxy Statement/Prospectus”) contains additional information about the Reorganization Merger, including information concerning the interests of directors and executive officers of Old SAIC and New SAIC in the Reorganization Merger. Pursuant to Rule 12g-3(c) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the New SAIC Class A Preferred Stock is deemed to be registered under Section 12(g) of the Exchange Act, effective October 16, 2006.

New SAIC also filed a Registration Statement on Form S-1 (File No. 333-128021) (the “S-1 Registration Statement”) with the SEC on September 1, 2005 with respect to shares of common stock of New SAIC (“New SAIC Common Stock”), which was declared effective on October 12, 2006 and includes the final prospectus of New SAIC dated October 12, 2006 that forms a part of the S-1 Registration Statement (the “Final Prospectus”). The New SAIC Common Stock was registered pursuant to Section 12(b) of the Exchange Act on October 12, 2006 and began trading on the New York Stock Exchange on October 13, 2006 under the symbol “SAI.” Old SAIC intends to file a report on Form 15 with the SEC to terminate the registration under the Exchange Act of the Old SAIC Common Stock.

The description of the New SAIC Common Stock and New SAIC Class A Preferred Stock contained under the caption “Description of Capital Stock” in the Final Prospectus is incorporated herein by reference.

The description of the Reorganization Merger set forth above is qualified in its entirety by reference to the Agreement and Plan of Merger filed as Exhibit 2.1 to New SAIC’s Post-Effective Amendment No. 3 to the S-4 Registration Statement filed with the SEC on July 25, 2006, the terms of which are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On October 13, 2006, prior to and in connection with the transactions described above under Item 2.01, Completion of Acquisition or Disposition of Assets, New SAIC executed the following agreements:

Credit Facility Guaranty

New SAIC executed a guaranty (the “Guaranty”) in favor of Citicorp USA, Inc., in its capacity as administrative agent, and other lenders, pursuant to which New SAIC agreed to guaranty the obligations of Old SAIC under that certain Five Year Credit Agreement, dated June 6, 2006, as amended (the “Credit Facility”). The Credit Facility provides for borrowings by Old SAIC of up to $750 million through 2011. As of July 31, 2006, no loans were outstanding under the Credit Facility, although Old SAIC’s borrowing capacity was reduced by approximately $93 million to secure outstanding standby letters of credit.

The terms and conditions of the Credit Facility are more fully described under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Liquidity and Capital Resources – Outstanding Indebtedness” in the Final Prospectus and are incorporated in this Current Report by reference. In addition, the description set forth above is qualified in its entirety by reference to the complete text of (i) the Guaranty filed as Exhibit 10.2 to this Current Report, (ii) the Credit Facility filed as Exhibit 10.1 to Old SAIC’s Quarterly Report on Form 10-Q for the period ended April 30, 2006 and (iii) the amendment to the Credit Facility filed as Exhibit 10.1 to Old SAIC’s Quarterly Report on Form 10-Q for the period ended July 31, 2006, the terms of all of which are incorporated into this Current Report by reference.

Supplemental Indenture (1997)

New SAIC entered into a supplemental indenture (the “First Supplemental Indenture (1997)”) by and among Old SAIC, New SAIC and The Bank of New York Trust Company, N.A. (“The Bank of New York”), as successor trustee to JPMorgan Chase f/k/a The Chase Manhattan Bank. Pursuant to the First Supplemental Indenture (1997), New SAIC agreed to guarantee the obligations of Old SAIC under that certain Indenture dated as of December 9, 1997 (the “1997 Indenture”) with respect to approximately $94 million outstanding under Old SAIC’s 6.75% notes due 2008.

The terms and conditions of the First Supplemental Indenture (1997) are more fully described under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Liquidity and Capital Resources – Outstanding Indebtedness” in the Final Prospectus and are incorporated into this Current Report by reference. In addition, the description set forth above is qualified in its entirety by reference to the complete text of (i) the First Supplemental Indenture (1997) filed as Exhibit 4.1 to this Current Report and (ii) the 1997 Indenture filed as Exhibit 4.1 to Old SAIC’s Registration Statement on Form S-3 (No. 333-371777) filed with the SEC on November 19, 1997, the terms of all of which are incorporated into this Current Report by reference.

Supplemental Indenture (2002)

New SAIC entered into a supplemental indenture (the “First Supplemental Indenture (2002)”) by and among Old SAIC, New SAIC and The Bank of New York, as successor trustee to JPMorgan Chase Bank, N.A. Pursuant to the First Supplemental Indenture (2002), New SAIC agreed to guarantee the obligations of Old SAIC under that certain Indenture dated as of June 28, 2002 (the “2002 Indenture”), regarding approximately $549 million outstanding under Old SAIC’s 6.25% notes due 2012, approximately $248 million outstanding under Old SAIC’s 7.125% notes due 2032 and approximately $296 million outstanding under Old SAIC’s 5.5 % notes due 2033.

The terms and conditions of the First Supplemental Indenture (2002) are more fully described under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Liquidity and Capital Resources – Outstanding Indebtedness” in the Final Prospectus and are incorporated into this Current Report by reference. In addition, the description set forth above is qualified in its entirety by reference to the complete text of (i) the First Supplemental Indenture (2002) filed as Exhibit 4.2 to this Current Report and (ii) the 2002 Indenture filed as Exhibit 4.2 to Old SAIC’s Current Report on Form 8-K filed with the SEC on July 3, 2002, the terms of all of which are incorporated into this Current Report by reference.

Item 3.03 Material Modification to the Rights of Security Holders

The disclosure set forth under Item 2.03, Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant, in this Current Report, regarding the execution of the First Supplemental Indenture (1997) and the First Supplemental Indenture (2002) (each as defined in Item 2.03), is incorporated into this Item 3.03 by reference.

In addition, the disclosure set forth under Item 5.03, Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year, in this Current Report, regarding New SAIC’s Restated Certificate and Restated Bylaws (each as defined in Item 5.03), is incorporated into this Item 3.03 by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Prior to and in connection with the closing of the transactions described under Item 2.01, Completion of Acquisition or Disposition of Assets, in this Current Report, New SAIC amended and restated its certificate of incorporation and bylaws in their entirety. New SAIC restated its certificate of incorporation (the “Restated Certificate”) on October 5, 2006, prior to the consummation of the Reorganization Merger and the registration under the Exchange Act of the New SAIC Common Stock and New SAIC Class A Preferred Stock. New SAIC restated its bylaws (the “Restated Bylaws”) on October 16, 2006 in connection with the completion of the Reorganization Merger.

A description of each of the Restated Certificate and the Restated Bylaws is set forth under the caption “Description of Capital Stock” in the Final Prospectus and is incorporated into this Current Report by reference. In addition, the description set forth above is qualified in its entirety by reference to the complete text of the Restated Certificate and Restated Bylaws filed as Exhibits 3.1 and 3.2 to this Current Report, respectively, the terms of all of which are incorporated into this Current Report by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1	Agreement and Plan of Merger, as amended and restated July 24, 2006, by and among Science Applications International Corporation, Registrant and SAIC Merger Sub, Inc. Incorporated by reference to Exhibit 2.1 to Registrant’s Post-Effective Amendment No. 3 to Form S-4 Registration Statement No. 333-128022, filed with the Securities and Exchange Commission on July 25, 2006.

3.1	Restated Certificate of Incorporation of Registrant.

3.2	Restated Bylaws of Registrant.

4.1	First Supplemental Indenture, dated October 13, 2006, by and among Science Applications International Corporation, Registrant and The Bank of New York Trust Company, N.A., as successor trustee to JPMorgan Chase f/k/a The Chase Manhattan Bank.

4.2	First Supplemental Indenture, dated October 13, 2006, by and among Science Applications International Corporation, Registrant and The Bank of New York Trust Company, N.A., as successor trustee to JPMorgan Chase Bank, N.A.

10.1	Assignment and Assumption Agreement, dated October 16, 2006, by and between Science Applications International Corporation and Registrant.

10.2	Guaranty by Registrant, dated October 13, 2006, in favor of Citicorp USA, Inc., in its capacity as administrative agent, and other lenders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant)	SAIC, INC.

Date: October 17, 2006	By	/s/ DOUGLAS E. SCOTT
Douglas E. Scott
	Its:	Senior Vice President, General Counsel and
Secretary

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger, as amended and restated July 24, 2006, by and among Science Applications International Corporation, Registrant and SAIC Merger Sub, Inc. Incorporated by reference to Exhibit 2.1 to Registrant’s Post-Effective Amendment No. 3 to Form S-4 Registration Statement No. 333-128022, filed with the Securities and Exchange Commission on July 25, 2006.

3.1	Restated Certificate of Incorporation of Registrant.

3.2	Restated Bylaws of Registrant.

4.1	First Supplemental Indenture, dated October 13, 2006, by and among Science Applications International Corporation, Registrant and The Bank of New York Trust Company, N.A., as successor trustee to JPMorgan Chase f/k/a The Chase Manhattan Bank.

4.2	First Supplemental Indenture, dated October 13, 2006, by and among Science Applications International Corporation, Registrant and The Bank of New York Trust Company, N.A., as successor trustee to JPMorgan Chase Bank, N.A.

10.1	Assignment and Assumption Agreement, dated October 16, 2006, by and between Science Applications International Corporation and Registrant

10.2	Guaranty by Registrant, dated October 13, 2006, in favor of Citicorp USA, Inc., in its capacity as administrative agent, and other lenders.